UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 22, 2025

Kenvue Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-41697	88-1032011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kenvue Way Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (908)-874-1200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KVUE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)     Kenvue Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders on May 22, 2025. For more information on the following proposals, see the Company’s proxy statement for the 2025 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 9, 2025 (the “2025 Proxy Statement”).

(b)     The final voting results of the matters presented at the 2025 Annual Meeting of Shareholders are set forth below.

1.    Proposal 1 — Election of Directors.

Shareholders elected all 13 director nominees named in the 2025 Proxy Statement to the Company’s Board of Directors to serve until the Company’s 2026 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Richard E. Allison, Jr.	1,723,787,471	2,260,212	1,046,822	78,329,335
Seemantini Godbole	1,713,346,215	12,769,148	979,142	78,329,335
Melanie L. Healey	1,580,594,153	145,530,502	969,850	78,329,335
Sarah Hofstetter	1,628,023,193	98,179,559	891,753	78,329,335
Betsy D. Holden	1,701,067,330	25,057,703	969,472	78,329,335
Erica L. Mann	1,718,333,086	7,835,567	925,852	78,329,335
Larry J. Merlo	1,443,007,697	283,085,631	1,001,177	78,329,335
Thibaut Mongon	1,665,869,004	60,164,246	1,061,255	78,329,335
Kathleen M. Pawlus	1,724,367,909	1,764,058	962,538	78,329,335
Kirk L. Perry	1,720,958,678	5,163,854	971,973	78,329,335
Vasant Prabhu	1,723,609,636	2,444,048	1,040,821	78,329,335
Jeffrey C. Smith	1,723,228,944	2,818,862	1,046,699	78,329,335
Michael E. Sneed	1,723,865,435	2,262,298	966,772	78,329,335

2.    Proposal 2 — Approve, on a Non-Binding Advisory Basis, Named Executive Officer Compensation.

Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
1,675,645,180	49,702,881	1,746,444	78,329,335

3.    Proposal 3 — Ratify the Appointment of the Company’s Independent Registered Public Accounting Firm for 2025.

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.

For	Against	Abstain
1,801,996,331	2,585,780	841,729

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENVUE INC.
Date: May 27, 2025	By:	/s/ Edward J. Reed
		Name: Title:	Edward J. Reed Vice President, Corporate Secretary